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                                                                    EXHIBIT 10.5

YOUNG INNOVATIONS, INC.

                       1997 STOCK OPTION PLAN, AS AMENDED

         1.       PURPOSE.

         The Plan has been established to promote the best interests of the Company and its shareholders by: 1) attracting and retaining exceptional Employees; 2) motivating Employees by aligning their interests with those of the Company's shareholders and allowing the Employees to acquire a proprietary interest in the Company through the grant and exercise of options; and 3) providing Employees with a greater personal interest in the success of the Company.

         2.       ADMINISTRATION.

                  (a) Except as set forth in paragraph 2(c), the Plan shall be administered by the Compensation Committee. The selection of participants in the Plan and decisions concerning the timing, pricing, vesting, other restrictions, and amount of any grant of options under the Plan shall be made by the Compensation Committee. Except as set forth in paragraph 2(c), the Compensation Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations which it deems necessary or advisable for its administration. The decision of the Compensation Committee on any question concerning the interpretation of the Plan or any option granted under the Plan shall be final, conclusive and binding upon all participants.

                  (b) The Compensation Committee may delegate to one or more Representatives the authority, subject to such terms and limitations as the Compensation Committee shall determine, to grant options to, or to cancel, modify, waive rights with respect to, alter, discontinue or terminate options held by participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act.

                  (c) With respect to any options granted to members of the Compensation Committee or to Non-Employee Directors, all authority of the Compensation Committee, including without limitation the grant of options and the administration and interpretation of the Plan, shall be exercised by the Board.

         3.       PARTICIPANTS.

         Participants in the Plan shall be such Employees as the Compensation Committee may select from time to time and such Non-Employee Directors as the Board may select from time to time. The Compensation Committee may grant options to an individual upon the condition that the individual become an Employee, provided that the option shall be deemed to be granted only on the date the individual becomes an Employee.

         4.       STOCK.

         The stock available for grants of options under the Plan shall be the Common Stock, and may be either authorized and unissued shares or treasury shares held by the Company. The total number of shares of Common Stock subject to options which may be granted under the Plan shall not exceed 650,000 shares, subject to adjustment in accordance with Section 10. No participant shall be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock, subject to adjustment in accordance with Section
10. Shares subject to any unexercised portion of a terminated, cancelled, expired or forfeited option granted under the Plan may again be subjected to grants or awards under the Plan.


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         5.       GRANT OF OPTIONS.

                  (a) General. Subject to the limitations set forth in the Plan, the Compensation Committee from time to time may grant options to such participants and for such number of shares of Common Stock and upon such other terms (including, without limitation, the exercise price, the times at which the option may be exercised, any applicable vesting requirements, and any restrictions on or repurchase rights with respect to the Common Stock issuable upon exercise) as it shall designate. Each option shall be evidenced by a stock option agreement or other contract in such form and containing such provisions as the Compensation Committee shall deem appropriate, provided that such terms shall not be inconsistent with the Plan. The Compensation Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Compensation Committee may designate a portion of an option as an Incentive Stock Option or a Nonqualified Stock Option. Any participant may hold more than one option under the Plan and any other stock option plan of the Company. The date on which an option is granted shall be the date of the authorization of the option grant by the Compensation Committee or any Representative, provided that such option is evidenced by a written agreement duly executed on behalf of the Company and on behalf of the optionee within a reasonable time after the date of such Compensation committee or Representative authorization.

                  (b) Incentive Stock Options. Any option intended to constitute an Incentive Stock Option shall comply with the following requirements in addition to the other requirements of the Plan.

                           (i) The exercise price per share for each Incentive
                  Stock Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date the option is granted; provided that no Incentive Stock Option shall be granted to any participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company, or any Parent or Subsidiary, possessing more than 10% of the total combined voting power of all classes of stock of such Company, Parent or Subsidiary unless, at the date of grant of an option to such participant, the exercise price for the option is at least 110% of the Fair Market Value of the shares subject to option and the option, by its terms, is not exercisable more than five years after the date of grant;

                           (ii) The aggregate Fair Market Value of the
                  underlying Common Stock at the time of grant as to which Incentive Stock Options under the Plan (or a plan of a Subsidiary) may first be exercised by a participant in any calendar year shall not exceed $100,000 (to the extent that an option intended to constitute an Incentive Stock Option shall exceed the $100,000 limitation, the portion of the option that exceeds such limitation shall be deemed to constitute a Nonqualified Stock Option); and

                           (iii) An Incentive Stock Option shall not be
                  exercisable after the tenth anniversary of the date of grant or such lesser period as the Compensation Committee may specify from time to time.

                  (c) Nonqualified Stock Options. A Nonqualified Stock Option shall be exercisable for a term not to exceed 10 years, or such lesser period as the Compensation Committee shall determine, and shall be on such other terms and conditions as the Compensation Committee shall determine.

         6.       PAYMENT FOR SHARES.

         The purchase price for shares of Common stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in any of the following ways:

                           (i)      In cash; or

                           (ii)     By certified check, bank draft or money
                                    order; or



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                           (iii) If the Compensation Committee so approves at
                  the time of exercise, by tendering to the Company shares of Common Stock then owned by the participant, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment; or

                           (iv) If the Compensation Committee so approves at the
                  time of exercise, by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("Cashless Exercise") if, at the time of exercise, the Company has entered into such an agreement.

         7.       WITHHOLDING TAXES.

                  (a) The Company shall have the right to withhold from a participant's compensation or require a participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an option. If the Compensation Committee so approves at the time of such exercise, 1) a participant may make an election, notice of which shall be in writing and promptly delivered to the Compensation Committee, to tender previously-acquired shares of Common Stock or have shares of Common Stock withheld from the exercise of an option, provided that the shares have an aggregate Fair Market Value on the date of such exercise sufficient to satisfy in whole or in part the applicable withholding taxes, or 2) the Cashless Exercise procedure described in Section 6 may be utilized to satisfy the withholding requirement.

                  (b) Except as permitted under Rule 16b-3 promulgated under the Exchange Act, a participant subject to the insider trading restrictions of
Section 16(b) of the Exchange Act may use Common Stock to satisfy the applicable withholding requirements only if such election is made at least six months prior to the date of the exercise.

         8.       NON-ASSIGNABILITY.

         Unless determined otherwise by the Committee, no Incentive Stock Option or Nonqualified Stock Option (or any rights or obligations related thereto) shall be transferable by a participant except by a Will or by the laws of descent and distribution. Unless determined otherwise by the Committee, during the lifetime of a participant, an option shall be exercised only by the participant.

         9.       TERMINATION OF EMPLOYMENT.

         Unless otherwise determined by the Compensation Committee or provided in the stock option agreement relating to a particular grant of an option:

                           (i) If, prior to the date that such option or any
                  portion thereof shall first become exercisable, the participant's Employment shall be terminated for any reason, with or without Cause, including by the voluntary act, death, Disability, or retirement of the participant, the participant's right to exercise the option or any portion thereof shall terminate and all rights thereunder shall cease;

                           (ii) If, on or after the date that such option or any
                  portion thereof shall first become exercisable, a participant's Employment shall be 'terminated by the Company for Cause, the participant's right to exercise the option or any portion thereof shall terminate and all rights thereunder shall cease;


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                           (iii) If, on or after the date that such option shall
                  first become exercisable, a participant's Employment shall be terminated due to death or Disability, the participant or the executor or administrator of the estate of the participant or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution (as the case may be) , shall have the right, prior to the earlier of (i) the expiration of the option or (ii) one year from the date of the participant's death or termination due to such Disability, to exercise the option to the extent that it was exercisable and unexercised on the date of death or Disability, subject to any other limitation on the exercise of the option in effect on the date of exercise; and

                           (iv) If, on or after the date that such option shall
                  first become exercisable, a participant's Employment shall be terminated for any reason other than for Cause or due to the participant's death or Disability, the participant shall have the right, prior to the earlier of (i) the expiration of the option or (ii) three months after such termination of Employment, to exercise the option to the extent that it was exercisable and is unexercised on the date of such termination of Employment, subject to any other limitation on the exercise of the option in effect on the date of exercise; and

The provisions of the preceding clauses (iii) and (iv) shall not apply to the extent that the shares subject to the option are subject to forfeiture or repurchase by the Company as a result of the termination of the participant's employment.

         10.      ADJUSTMENTS.

                  (a) In the event that the Compensation Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property) , recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of 3 the number and type of shares of Common Stock which thereafter may be made the subject of options, 4 the number and type of shares of Common Stock subject to outstanding options, and 5 the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto; and provided further, however, that the number of shares of Common Stock subject to any option shall always be a whole number.

                  (b) In the event of a Change in Control, unless otherwise determined by the Compensation Committee, all outstanding options under the Plan immediately shall become exercisable in full, regardless, of any installment provision applicable to such option.

         11.      RIGHTS PRIOR TO ISSUANCE OF SHARES.

         No participant shall have any rights as a shareholder with respect to any shares covered by an option grant until the issuance of a stock certificate to the participant for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.

         12.      TERMINATION AND AMENDMENT.

                  (a) The Board may terminate the Plan, or the granting of options, at any time. No options shall be granted under the Plan after the tenth
(10th) anniversary of the date of the adoption of this



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Plan by the Board. Termination of the Plan shall not affect the rights of the holders of any options previously granted.

                  (b) The Board may amend or modify the Plan at any time and from time to time. No amendment, modification, or termination of the Plan shall in any manner affect any then outstanding option granted under the Plan without the consent of the participant holding same.

         13.      EFFECT ON EMPLOYMENT.

         Neither the adoption of the Plan nor the granting of any option pursuant to it shall be deemed to create any right in any individual to be retained as an Employee.

         14.      COMPLIANCE WITH SECURITIES, TAX AND OTHER LAWS.

         Notwithstanding anything contained herein to the contrary, the Company's obligation to sell and deliver Common Stock pursuant to the exercise of an option is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities or such other laws or regulations as the Company deems necessary or advisable. As a condition to the delivery of any Common Stock pursuant to the exercise of an option, the Company may require a participant, or any person acquiring the rights with respect to such option, to make any representation or warranty that the Company deems to be necessary under any applicable securities, tax, or other law or regulation.

         15.      CERTAIN DEFINITIONS.

         "Board" means the Board of Directors of- the Company.

         "Cause" with -respect to any participant has the meaning set forth in the participant's written employment agreement with the Company, or if no such agreement exists or if "Cause" is not defined in such agreement, then "Cause" means 6 the participant's conviction (including a plea of nolo contenders) of a felony or any other crime involving moral turpitude, unethical business conduct, or dishonesty involving the Company or persons having business dealings with the Company, or 7 any dishonest or unethical conduct by the participant which in the judgment of a majority of the Board (with the participant not voting) may reasonably be expected to materially adversely affect the Company's business, or 8 the participant's inability, for any reason, to fully perform the participant's normal employment duties for a period of ninety (90) consecutive calendar days or for a total of thirty (30) business days in any six (6) month period, or 9 such other reason as constitutes "cause" under the common law of Missouri as then in effect.

         "Change in Control" means 1 a merger or consolidation of the Company with or into any other entity unless after such event at: least a majority of the voting power of the surviving or resulting entity is beneficially owned by persons who beneficially own a majority of the voting power of the Company immediately prior to such event, or 2 the sale of all or substantially all the assets of the Company, or 3 the dissolution of the Company, or 4 a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors determined immediately prior to any such change or changes.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the common stock of the Company, par value $0.01 per share.

         "Company" means Young Innovations, Inc., a Missouri corporation.

         "Compensation Committee" means the Compensation Committee of the Board, or with respect to any time when there is no such committee, the Board.

         "Disabled" or "Disability" means permanently disabled as defined in
Section 22(e)(3) of the Code.


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         "Employee" means an individual with an "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

         "Employment" means the state of being an Employee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means the average of the high and low sale prices, or the average of the closing bid and asked prices, as the case may be, per share of the Common Stock reported in the Wall Street Journal for the last preceding day on which the Common Stock was traded prior to the date with respect to which Fair Market Value is to be determined, as determined by the Compensation Committee in its sole discretion.

         "Incentive Stock Option" means an option intended to meet the requirements of Section 422 of the Code.

         "Non-Employee Director" has the meaning set forth in Rule 16b-3.

         "Nonqualified Stock Option" means an option granted under the Plan other than an incentive Stock Option.

         "Parent" means any "parent corporation" of the Company as defined in
Section 424(e) of the Code.

         "Plan" means this 1997 Stock Option Plan, as amended.

         "Representatives" means one or more directors, officers or managers of the Company, or a committee of such directors, officers or managers, to whom the Compensation Committee has delegated any of its authority to act under the Plan.

         "Rule 16b-3" means Securities and Exchange Commission Rule 16b-3 promulgated under the Exchange Act.

"Subsidiary" means any "subsidiary corp


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